                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 1, 2006

                       BRILLIANT TECHNOLOGIES CORPORATION
             (Exact name of registrant as specified in its charter)

                 DELAWARE                               13-4000208
                 --------                               ----------
      (State or other jurisdiction of      (IRS Employer Identification Number)
              incorporation)

                                     0-23761
                                     -------
                            (Commission File Number)


                          211 Madison Avenue, Apt. #28B
                               New York, NY 10016
                          -----------------------------
           (Address of principal executive offices including zip code)

                                 (212) 532-2736
                                 --------------
              (Registrant's telephone number, including area code)


                      Advanced Technology Industries, Inc.
          (Former name or former address, if changed since last report)

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

         On May 1, 2006, the registrant changed its name from Advanced Technology Industries, Inc. to Brilliant Technologies Corporation. The change was effected pursuant to Section 253 of the General Corporation Law of the State of Delaware by the merger of a wholly owned subsidiary into the registrant. The registrant was the surviving corporation and, pursuant to the merger, its name was changed to Brilliant Technologies Corporation. In addition, the by-laws of the registrant were amended to incorporate such name change. The registrant's common stock now trades on the OTC Bulletin Board under the symbol "BLLN" and has been assigned the CUSIP number 109542 10 0.

ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits

3.1 Certificate of Ownership and Merger

3.2 Amended and Restated By-laws of Brilliant Technologies Corporation

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Brilliant Technologies Corporation,
Dated: May 1, 2006
                                             /s/ Allan Klepfisz
                                             -----------------------------------
                                             Allan Klepfisz
                                             Chief Executive Officer